================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of report (Date of earliest event reported): December 19, 2006

                              JACK IN THE BOX INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-9390                  95-2698708
-----------------------------         --------------        --------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

   9330 Balboa Avenue, San Diego, CA                                92123
----------------------------------------                    --------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (858) 571-2121
               Registrant's telephone number, including area code

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================
--------------------------------------------------------------------------------

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On December 19, 2006, Jack in the Box Inc. (the "Company") became obligated on a direct financial obligation equal to $200,000,000 by borrowing such amount as an additional term loan under the credit agreement among the Company, Wachovia Bank, National Association, as administrative agent and certain lender parties (the "Credit Agreement"), as described more fully in Item 1.01 of the Company's Form 8-K filed with the Securities and Exchange Commission on December 19, 2006 (the "December 19 8-K"), which is incorporated by reference into this
Item 2.03. The Company intends to use a portion of the funds received on December 19, 2006, to repurchase approximately 2,336,023 shares of its common stock pursuant to the Company's modified "Dutch Auction" tender offer to purchase up to 5,500,000 shares of its common stock, $.01 par value (the "Tender Offer"). The material terms and conditions of the credit facility established under the Credit Agreement and related loan documents are set forth in the December 19 8-K.

Section 8 - Other Events

Item 8.01. Other Events

     On December 21, 2006, the Company issued a press release announcing the final results of the Tender Offer, which expired at 12:00 midnight, EST, on Tuesday, December 19, 2006. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit    Description
--------   ---------------------------------------------------------------------
  99.1     Press Release dated December 21, 2006


--------------------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JACK IN THE BOX INC.

Date: December 21, 2006                     By:    /s/ JERRY P. REBEL
                                                   -----------------------------
                                            Name:  JERRY P. REBEL
                                            Title: Executive Vice-President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)


--------------------------------------------------------------------------------

                                  EXHIBIT INDEX


Exhibit    Description
--------   ---------------------------------------------------------------------
  99.1     Press Release dated December 21, 2006